                                                                  Exhibit 99.1

SILICON VALLEY BANK

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER: VERSO TECHNOLOGIES, INC.
          PROVO PREPAID (DELAWARE) CORP.
          TELEMATE.NET SOFTWARE, INC.
          NEEDHAM (DELAWARE) CORP.

DATE: MARCH 15, 2005

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

          1. CREDIT LIMIT
             (Section 1.1):              An amount not to exceed the lesser of:
                                         (i) $10,000,000 at any one time
                                         outstanding (the "Maximum Credit
                                         Limit"); or (ii) 75% (an "Advance
                                         Rate") of the amount of the Eligible
                                         Receivables (as defined in Section 8
                                         above).

                                         The foregoing Advance Rate is typically
                                         based upon the quality of the
                                         Borrower's Receivables and attendant
                                         dilution. The quality of Borrower's
                                         Receivables (and other Collateral) is
                                         determined by the results of Silicon's
                                         initial field examination and on-going
                                         periodic examinations and audits. The
                                         foregoing Advance Rate will be reviewed
                                         and modified by Silicon, in its good
                                         faith business judgment, after its
                                         receipt and review of the the results
                                         of the most recently conducted audit
                                         (including that of the Acquired Assets)
                                         by Silicon, or its agents.

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         Notwithstanding the foregoing, the
                                         Maximum Credit Limit shall be
                                         $7,500,000; provided, however, if at
                                         September 30, 2005, the Borrower
                                         achieves actual year to date net income
                                         on a consolidated basis equal to at
                                         least 95% of the projected amount of
                                         year to date net income on a
                                         consolidated basis for such period as
                                         set forth in the Borrower's Fiscal Year
                                         2005 projections (a copy of which has
                                         previously been provided to Silicon)
                                         (the "YTD Net Income Requirement"),
                                         then in such instance the Maximum
                                         Credit Limit shall increase to
                                         $10,000,000.

                                         Notwithstanding the foregoing, the
                                         total outstanding Obligations under
                                         this Loan Agreement and under the Exim
                                         Agreement (as defined below) shall not
                                         at any time exceed $10,000,000 (the
                                         "Overall Credit Limit"); provided,
                                         however, until the Borrower has
                                         satisfied the YTD Net Income
                                         Requirement, if ever, the Overall
                                         Credit Limit shall be $7,500,000.

                                         Loans will be made to each Borrower
                                         based on the Eligible Receivables of
                                         each Borrower, subject to the Maximum
                                         Credit Limit set forth above for all
                                         Loans to all Borrowers combined.

          LETTER OF CREDIT SUBLIMIT
          (Section 1.5):                 $2,500,000; provided, however, that the
                                         total Letter of Credit Sublimit shall
                                         not, at any time, exceed $2,500,000 in
                                         the aggregate under this Agreement and
                                         the Exim Agreement.

          FOREIGN EXCHANGE
          CONTRACT SUBLIMIT:             $1,000,000; provided, however, that the
                                         total Foreign Exchange Contract
                                         Sublimit shall not, at any time, exceed
                                         $1,000,000 in the aggregate under this
                                         Agreement and the Exim Agreement.

                                         Borrower may enter into foreign
                                         exchange forward contracts with
                                         Silicon, on its standard forms, under
                                         which Borrower

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         commits to purchase from or sell to
                                         Silicon a set amount of foreign
                                         currency more than one business day
                                         after the contract date (the "FX
                                         Forward Contracts"); provided that (1)
                                         at the time the FX Forward Contract is
                                         entered into Borrower has Loans
                                         available to it under this Agreement in
                                         an amount at least equal to 10% of the
                                         amount of the FX Forward Contract; and
                                         (2) the total FX Forward Contracts at
                                         any one time outstanding may not exceed
                                         10 times the amount of the Foreign
                                         Exchange Contract Sublimit set forth
                                         above; and (3) the total Foreign
                                         Exchange Contract Sublimit shall not,
                                         at any time, exceed $1,000,000. Silicon
                                         shall have the right to withhold, from
                                         the Loans otherwise available to
                                         Borrower under this Agreement, a
                                         reserve (which shall be in addition to
                                         all other reserves) in an amount equal
                                         to 10% of the total FX Forward
                                         Contracts from time to time
                                         outstanding, and in the event at any
                                         time there are insufficient Loans
                                         available to Borrower for such reserve,
                                         Borrower shall deposit and maintain
                                         with Silicon cash collateral in an
                                         amount at all times equal to such
                                         deficiency, which shall be held as
                                         Collateral for all purposes of this
                                         Agreement. Silicon may, in its
                                         discretion, terminate the FX Forward
                                         Contracts at any time that an Event of
                                         Default occurs and is continuing.
                                         Borrower shall execute all standard
                                         form applications and agreements of
                                         Silicon in connection with the FX
                                         Forward Contracts, and without limiting
                                         any of the terms of such applications
                                         and agreements, Borrower shall pay all
                                         standard fees and charges of Silicon in
                                         connection with the FX Forward
                                         Contracts.

          CASH MANAGEMENT
          SERVICES AND RESERVES:         Borrower may use up to $50,000 of Loans
                                         available hereunder for Silicon's Cash
                                         Management Services (as defined below),
                                         including, merchant services, business
                                         credit card, ACH and other services
                                         identified in the cash management
                                         services agreement related to such
                                         service (the "Cash

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         Management Services"). Silicon may, in
                                         its sole discretion, reserve against
                                         Loans which would otherwise be
                                         available hereunder such sums as
                                         Silicon shall determine in its good
                                         faith business judgment in connection
                                         with the Cash Management Services, and
                                         Silicon may charge to Borrower's Loan
                                         account, any amounts that may become
                                         due or owing to Silicon in connection
                                         with the Cash Management Services.
                                         Borrower agrees to execute and deliver
                                         to Silicon all standard form
                                         applications and agreements of Silicon
                                         in connection with the Cash Management
                                         Services, and, without limiting any of
                                         the terms of such applications and
                                         agreements, Borrower will pay all
                                         standard fees and charges of Silicon in
                                         connection with the Cash Management
                                         Services. The Cash Management Services
                                         shall terminate on the Maturity Date.

          EXIM AGREEMENT;
          CROSS-COLLATERALIZATION;
          CROSS-DEFAULT:                 Silicon and the Borrower are parties to
                                         that certain Loan and Security
                                         Agreement (Exim Program) dated
                                         approximately February 12, 2003 (the
                                         "Exim Agreement"). Both this Agreement
                                         and the Exim Agreement shall continue
                                         in full force and effect, and all
                                         rights and remedies under this
                                         Agreement and the Exim Agreement are
                                         cumulative. The term "Obligations" as
                                         used in this Agreement and in the Exim
                                         Agreement shall include, without
                                         limitation, the obligation to pay when
                                         due all Loans made pursuant to this
                                         Agreement (the "Non-Exim Loans") and
                                         all interest thereon and the obligation
                                         to pay when due all Loans made pursuant
                                         to the Exim Agreement (the "Exim
                                         Loans") and all interest thereon.
                                         Without limiting the generality of the
                                         foregoing, all "Collateral" as defined
                                         in this Agreement and as defined in the
                                         Exim Agreement shall secure all Exim
                                         Loans and all Non-Exim Loans and all
                                         interest thereon, and all other
                                         Obligations. Any Event of Default under
                                         this Agreement shall also constitute an
                                         Event of Default under the Exim
                                         Agreement, and any Event

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         of Default under the Exim Agreement
                                         shall also constitute an Event of
                                         Default under this Agreement. In the
                                         event Silicon assigns its rights under
                                         the Exim Agreement and/or under any
                                         Note evidencing Exim Loans and/or its
                                         rights under this Agreement and/or
                                         under any Note evidencing Non-Exim
                                         Loans, to any third party, including,
                                         without limitation, the Export-Import
                                         Bank of the United States ("Exim
                                         Bank"), whether before or after the
                                         occurrence of any Event of Default,
                                         Silicon shall have the right (but not
                                         any obligation), in its sole
                                         discretion, to allocate and apportion
                                         Collateral to the Agreement and/or Note
                                         assigned and to specify the priorities
                                         of the respective security interests in
                                         such Collateral between itself and the
                                         assignee, all without notice to or
                                         consent of the Borrower.

     2. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

          INTEREST RATE (Section 1.2):   A rate equal to the "Prime Rate" in
                                         effect from time to time, plus 2.0% per
                                         annum; provided, however, that the
                                         foregoing interest rate shall be
                                         reduced to a rate equal to the "Prime
                                         Rate" in effect from time to time, plus
                                         1.50% per annum as set forth below if
                                         Borrower achieves EBITDA (as defined
                                         below) in excess of $0.00 for two
                                         consecutive fiscal quarters ending
                                         after the date of this Agreement and
                                         for so long as Borrower maintains
                                         EBITDA in excess of $0.00 for each
                                         fiscal quarter ending thereafter. If
                                         Borrower does not maintain EBITDA in
                                         excess of $0.00, the interest rate will
                                         be increased to a rate equal to the
                                         "Prime Rate" in effect from time to
                                         time plus 2.0% per annum.

                                         For purposes hereof, "EBITDA" means, on
                                         a consolidated basis, Borrower's
                                         earnings before interest, taxes,
                                         depreciation and other non-cash
                                         amortization expenses and other
                                         non-cash expenses, determined in

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         accordance with generally accepted
                                         accounting principles, consistently
                                         applied.

                                         Changes in the interest rate based on
                                         the Borrower's EBITDA as provided above
                                         shall go into effect as of the first
                                         day of the month following the month in
                                         which Borrower's financial statements
                                         are received, reviewed and approved by
                                         Silicon. If, based on the Borrower's
                                         EBITDA as shown in Borrower's financial
                                         statements there is to be an increase
                                         in the interest rate, the interest rate
                                         increase may be put into effect by
                                         Silicon as of the first day of the
                                         month closest to the date on which the
                                         financial statements are due, even if
                                         the delivery of the financial
                                         statements is delayed. Notwithstanding
                                         the foregoing, in no event shall an
                                         interest rate reduction go into effect
                                         if, at the date it is to go into
                                         effect, a Default or Event of Default
                                         has occurred and is continuing.

                                         Interest shall be calculated on the
                                         basis of a 360-day year for the actual
                                         number of days elapsed. "Prime Rate"
                                         means the rate announced from time to
                                         time by Silicon as its "prime rate;"
                                         provided that the "Prime Rate" in
                                         effect on any day shall not be less
                                         than 4.25% per annum; it is a base rate
                                         upon which other rates charged by
                                         Silicon are based, and it is not
                                         necessarily the best rate available at
                                         Silicon. The interest rate applicable
                                         to the Obligations shall change on each
                                         date there is a change in the Prime
                                         Rate.

     3. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

          Collateral Monitoring Fee:     $1,000, per month, payable in arrears
                                         (prorated for any partial month at the
                                         beginning and at termination of this
                                         Agreement).

     4. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

          4. MATURITY DATE
             (Section 6.1):              March ____, 2006 [364 days from the
                                         date of this Amendment].

     5. MODIFIED FINANCIAL COVENANTS. Section 5 of the Schedule to Loan Agreement is hereby amended and restated in its entirety to read as follows:

          5. FINANCIAL COVENANTS
             (Section 5.1):              Borrower shall, on a consolidated basis
                                         except as otherwise specified below,
                                         comply with each of the following
                                         covenant(s). Compliance shall be
                                         determined as of the end of each month,
                                         except as otherwise specifically
                                         provided below:

          MINIMUM CASH
          ON HAND/MINIMUM
          EXCESS AVAILABILITY:           At all times through October 31, 2005,
                                         Borrower shall maintain a combination
                                         of a minimum of unrestricted cash (and
                                         cash equivalents) in accounts
                                         maintained at Silicon and Minimum
                                         Excess Availability (as defined below)
                                         of not less than $4,000,000.

          MINIMUM CASH
          ON HAND:                       Commencing November 1, 2005 and at all
                                         times thereafter, Borrower shall
                                         maintain a minimum of unrestricted cash
                                         (and cash equivalents) in accounts
                                         maintained at Silicon of not less than
                                         $2,000,000.

          MINIMUM TANGIBLE
          NET WORTH:                     Borrower shall maintain a Tangible Net
                                         Worth of not less than the following:

                                         For each of the months ending February
                                         28, 2005 and March 31, 2005:
                                         $21,600,000 plus (i) 75% of all
                                         consideration received after the date
                                         hereof for equity securities and
                                         subordinated debt of the Borrower, plus
                                         (ii) 75% of the Borrower's net income
                                         in each fiscal quarter ending after the
                                         date hereof;

                                         For each of the months ending April 30,
                                         2005, May 31, 2005 and June 30, 2005:
                                         $17,250,000 plus (i) 75% of all
                                         consideration received after the date
                                         hereof

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                         for equity securities and subordinated
                                         debt of the Borrower, plus (ii) 75% of
                                         the Borrower's net income in each
                                         fiscal quarter ending after the date
                                         hereof;

                                         For each of the months ending July 31,
                                         2005, August 31, 2005 and September 30,
                                         2005: $14,250,000 plus (i) 75% of all
                                         consideration received after the date
                                         hereof for equity securities and
                                         subordinated debt of the Borrower, plus
                                         (ii) 75% of the Borrower's net income
                                         in each fiscal quarter ending after the
                                         date hereof;

                                         For each of the months ending October
                                         31, 2005, November 30, 2005 and
                                         December 31, 2005: $8,000,000 plus (i)
                                         75% of all consideration received after
                                         the date hereof for equity securities
                                         and subordinated debt of the Borrower,
                                         plus (ii) 75% of the Borrower's net
                                         income in each fiscal quarter ending
                                         after the date hereof; and

                                         For each of the months ending January
                                         31, 2006, February 28, 2006 and March
                                         31, 2006: $7,300,000 plus (i) 75% of
                                         all consideration received after the
                                         date hereof for equity securities and
                                         subordinated debt of the Borrower, plus
                                         (ii) 75% of the Borrower's net income
                                         in each fiscal quarter ending after the
                                         date hereof.

                                         Increases in the Minimum Tangible Net
                                         Worth Covenant based on consideration
                                         received for equity securities and
                                         subordinated debt of the Borrower shall
                                         be effective as of the end of the month
                                         in which such consideration is
                                         received, and shall continue effective
                                         thereafter. Increases in the Minimum
                                         Tangible Net Worth Covenant based on
                                         net income shall be effective on the
                                         last day of the fiscal quarter in which
                                         said net income is realized, and shall
                                         continue effective thereafter. In no
                                         event shall the Minimum Tangible Net
                                         Worth Covenant be decreased.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

          DEFINITIONS.                   For purposes of the foregoing financial
                                         covenants, the following term shall
                                         have the following meaning:

                                         "Current assets", "current liabilities"
                                         and "liabilities" shall have the
                                         meaning ascribed thereto by generally
                                         accepted accounting principles.

                                         "Minimum Excess Availability" shall
                                         mean the amount equal to the Credit
                                         Limit less the principal amount of
                                         outstanding Loans.

                                         "Tangible Net Worth" shall mean the
                                         excess of total assets over total
                                         liabilities, determined in accordance
                                         with generally accepted accounting
                                         principles, with the following
                                         adjustments:

                                              (A) there shall be excluded from
                                              assets: (i) notes, accounts
                                              receivable and other obligations
                                              owing to Borrower from its
                                              officers or other Affiliates, and
                                              (ii) all assets which would be
                                              classified as intangible assets
                                              under generally accepted
                                              accounting principles, including
                                              without limitation goodwill,
                                              licenses, patents, trademarks,
                                              trade names, copyrights,
                                              capitalized software and
                                              organizational costs, licenses and
                                              franchises

                                              (B) there shall be excluded from
                                              liabilities: all indebtedness
                                              which is subordinated to the
                                              Obligations under a subordination
                                              agreement in form specified by
                                              Silicon or by language in the
                                              instrument evidencing the
                                              indebtedness which is acceptable
                                              to Silicon in its discretion
                                              ("Subordinated Debt").

     6. PROVO PREPAID (DELAWARE) CORP. AND NEEDHAM (DELAWARE) CORP. Borrower represents and warrants that each of Provo Prepaid (Delaware) Corp. and Needham (Delaware) Corp. is (i) a wholly-owned subsidiary of Verso Technologies, Inc., and (ii) is and will remain throughout the term of the Loan Agreement, inactive with assets having an aggregate value of no more than $0.00. Borrower covenants and agrees that while the Loan Agreement is in effect, Borrower shall not transfer any assets or Collateral to either Provo Prepaid (Delaware) Corp. or Needham (Delaware) Corp.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

     7. MODIFIED DEFINITION OF ELIGIBLE RECEIVABLES REGARDING DAYS OUTSTANDING. Subclause (i) of the definition of "Eligible Receivables" set forth in Section 8 of the Loan Agreement is hereby amended to read as follows:

          (i) the Receivable must not be outstanding for more than 90 days from its invoice date;

     8. FEES. In consideration for Silicon entering into this Agreement, Borrower shall pay Silicon a fee in the amount of $30,000 as follows: (i) $22,500, payable concurrently herewith and (ii) $7,500, payable if and when the Borrower satisfies the YTD Net Income Requirement, which fees shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fees to Borrower's loan account.

     9. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     10. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                               SILICON:

VERSO TECHNOLOGIES, INC.                SILICON VALLEY BANK


BY /s/ Juliet M. Reising                   BY /s/ Peter Bendoris
   ----------------------------------      -------------------------------------
      PRESIDENT OR VICE PRESIDENT       TITLE RELATIONSHIP MANAGER
                                              ----------------------------------


BY /s/ David Ryan
   ----------------------------------
      SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

BORROWER:                               BORROWER:

PROVO PREPAID (DELAWARE) CORP.          TELEMATE.NET SOFTWARE, INC.
(FKA NACT
TELECOMMUNICATIONS, INC.)


BY /s/ Juliet M. Reising                 BY  /s/ Juliet M. Reising
   ----------------------------------      -------------------------------------
      PRESIDENT OR VICE PRESIDENT               PRESIDENT OR VICE PRESIDENT


BY /s/ David Ryan                       BY  /s/ David Ryan
   ----------------------------------      -------------------------------------
      SECRETARY OR ASS'T SECRETARY              SECRETARY OR ASS'T SECRETARY


BORROWER:

NEEDHAM (DELAWARE) CORP. (FKA MCK
COMMUNICATIONS, INC.)


BY /s/ Juliet M. Reising
   ----------------------------------
       PRESIDENT OR VICE PRESIDENT


BY /s/ David Ryan
   ----------------------------------
      SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

     The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CLARENT CANADA LTD.


BY  /s/ Juliet M. Reising
   ----------------------------------
TITLE  Director
      -------------------------------